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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 2000-5
Investor Number 52000092

Determination Date:     29-Nov-00
Remittance Date A-1     04-Dec-00
Remittance Date A-2     11-Dec-00
Remittance Date A-3     14-Dec-00
Month End Date:         31-Oct-00
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


(a)    Class A-1 Distribution Amount                                                                    2,631,271.67
(b)    Class A-1 Distribution Principal                                                                 2,000,000.00
                     Scheduled Payments of Principal                                      371,649.92
                     Partial Prepayments                                                  295,558.48
                     Scheduled Principal Balance Principal Prepayment in Full           1,331,796.30
                     Scheduled Principal Balance Liquidated Contracts                      13,681.33
                     Scheduled Principal Balance Repurchases                                    0.00
                     Previous Holdover Amount                                               5,224.25
                     Current Holdover Amount                                             (17,910.28)
                     Prevous Undistributed Shortfalls                                           0.00
(c)    Class A-1 Interest Distribution                                                                    631,271.67
       Class A-1 Interest Shortfall                                                                             0.00
(d)    Class A-1 Remaining Certificate Balance                                                             120975000

(e)    Class A-2 Distribution Amount                                                                      644,583.33
(f)    Class A-2 Distribution Principal                                                                         0.00
                     Scheduled Payments of Principal                                            0.00
                     Partial Prepayments                                                        0.00
                     Scheduled Principal Balance Principal Prepayment in Full                   0.00
                     Scheduled Principal Balance Liquidated Contracts                           0.00
                     Scheduled Principal Balance Repurchases                                    0.00
                     Previous Holdover Amount                                                   0.00
                     Current Holdover Amount                                                    0.00
                     Prevous Undistributed Shortfalls                                           0.00
(g)    Class A-2 Interest Distribution                                                                    644,583.33
       Class A-2 Interest Shortfall                                                                             0.00
(h)    Class A-2 Remaining Certificate Balance                                                             125000000

(i)    Class A-3 Distribution Amount                                                                      690,625.00
(j)    Class A-3 Distribution Principal                                                                         0.00
                     Scheduled Payments of Principal                                            0.00
                     Partial Prepayments                                                        0.00
                     Scheduled Principal Balance Principal Prepayment in Full                   0.00
                     Scheduled Principal Balance Liquidated Contracts                           0.00
                     Scheduled Principal Balance Repurchases                                    0.00
                     Previous Holdover Amount                                                   0.00
                     Current Holdover Amount                                                    0.00
                     Prevous Undistributed Shortfalls                                           0.00
(k)    Class A-3 Interest Distribution                                                                    690,625.00
       Class A-3 Interest Shortfall                                                                             0.00
(l)    Class A-3 Remaining Certificate Balance                                                             125000000

(m)    Class A-1 Pass Through Rate                                                                         6.600000%
       Class A-2 Pass Through Rate                                                                         6.630000%
       Class A-3 Pass Through Rate                                                                            0.0663

(n)    Senior Monthly Servicing Fee                                                                       310,808.15
       Subordinated Monthly Servicing Fee                                                                       0.00
       Subordinated Monthly Servicing Fees remaining unapid                                                     0.00
       Section 7.05 Legal Fees                                                                                     0

(o)    Servicing Fees Subordination Event                                                            NO

(p)    Servicer Termination Event                                                                    NO

                                                                                                     ----------------
(q)    Delinquency                                               # of Contracts                      Prin. Balance
                     a)  Loans 31 to 59 days delinquent                113                              5,350,676.68
                     b)  Loans 60 to 89 days delinquent                35                               1,832,542.92
                                                           ----------------------------              ----------------
                     c)  Loans delinquent 90 or more days               0                                       0.00
                                                           ============================              ================
                                                                                   148                     7183219.6

(r)    Repurchased Contracts
                                                           ----------------------------
                     Repurchased Contracts                           Number                          Repurchase Price
                                                           ============================              ================
                     (see attached   Total                                           0                             0
                     schedule)       Repurchases

                                                           ----------------------------              ----------------
(s)    Repossessions or Foreclosures                                 Number                          Actual Balance
                                         BOP Repossessions             12                                 478,757.48
                                        Plus Repossessions             19                                $761,996.96
                                                this Month
                                                           ----------------------------              ----------------
                                         Less Liquidations             -1                               ($13,951.52)
                                                           ============================              ================
                                         EOP Repossessions                         30                    1226802.92

(t)    Enhancement Payment                                                                                        0

(u)    Monthly Advance                                                                                  (632,351.29)
       Outstanding Amount Advanced                                                                                 0

(v)    Deposit to Special Account                                                                               0.00

(w)    Amount Distributed to Class R Certificateholders                                                            0

(x)    Previous Period Net Weighted Average Contract Rate                                                      9.92%
       Current Period Net Weighted Average Contract Rate                                                      0.0992

(y)    Number of Manufactured Homes currently held due to repossession                                         30.00
       Principal balance of Manufactured Homes currently held                                             1226802.92

(z)    Pool Principal Balance Percentage                                                                 0.989218906

(aa)   Aggregate Deficiency Amounts                                                                           100.00
       Servicer Deficiency Amounts received                                                                       35

(bb)   Additional Items

(cc)   Class A-1 Net Funds Carryover Amount                                                                     0.00
       Class A-2 Net Funds Carryover Amount                                                                     0.00
       Class A-3 Net Funds Carryover Amount                                                                        0

(dd)   Deposit into the Certificate Account from the 2000-4 Reserve Account                                     0.00

(ee)   Cumulative Realized Losses                                                                        541464.000%
       Current Realized Loss Ratio                                                                       0.000175379

(ff)   1st Letter of Credit                                       1st letter of Credit          2nd Letter of Credit
       Draw Amount under the LOC                                                  0.00                          0.00
       Reimbursement of previous Draw Amoun                                  68,563.29                          0.00
       Undrawn LOC Amount                                                74,353,733.24                          0.00
       Letter of Credit Amount                                                74625000                      18187500
       Amounts due LOC Provider for reimbursement of                         271266.76                             0
       previous draws
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